UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2020
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 20, 2020, the Board of Directors of AppFolio, Inc. (the "Company") adopted a Certificate of Amendment of the Amended and Restated Bylaws of the Company (the "Bylaw Amendment") to provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any claims under the Securities Act of 1933, as amended.
The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.
Item 5.07     Submission of Matters to a Vote of Security Holders.
The Company's 2020 Annual Meeting of Stockholders was held via a live webcast on May 22, 2020 (the “Annual Meeting”). As of March 23, 2020, the record date for the Annual Meeting (the “Record Date”), the Company had outstanding 16,645,395 shares of Class A Common Stock and 17,536,442 shares of Class B Common Stock. At the Annual Meeting, 15,060,666 shares of Class A Common Stock and 17,507,437 shares of Class B Common Stock were present virtually or represented by proxy. Each share of Class A Common Stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting, and each share of Class B Common Stock outstanding on the Record Date was entitled to ten votes on each proposal presented at the Annual Meeting.
Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 6, 2020.
Proposal 1 – Election of Class II Directors

The first proposal voted upon at the Annual Meeting was the election of two Class II directors, William Rauth and Klaus Schauser, to a three-year term to hold office until the Company’s 2023 annual meeting of stockholders, or until the date on which their respective successors are duly elected and qualified.

At the Annual Meeting, the Class II directors were elected by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
William Rauth	185,830,099	1,244,518	3,060,419
Klaus Schauser	185,626,074	1,448,543	3,060,419

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal voted upon at the Annual Meeting was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
190,087,060	—	47,976	—

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

The third proposal voted upon at the Annual Meeting was the approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
187,028,926	6,095	39,596	3,060,419

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Bylaws of AppFolio, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Bylaws of AppFolio, Inc.